UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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Schweitzer-Mauduit International, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 23, 2020

Dear Stockholders:
On or about March 20, 2020, Schweitzer-Mauduit International, Inc. mailed to its stockholders the Annual Report and Proxy Statement containing instructions on how to attend and vote their shares for the Annual Meeting of Stockholders scheduled to be held April 23, 2020 at 11:00 a.m., Eastern time. At the annual meeting, stockholders will be asked to elect three (3) directors to Class 1 for terms of three (3) years to expire in 2023, to ratify the Audit Committee’s appointment of Deloitte & Touche LLP, as the independent auditors of the corporation for the year ended December 31, 2020, and to hold a non-binding advisory vote to approve executive compensation.
Due to the rapidly evolving public health concerns relating to the coronavirus pandemic, related governmental actions closing non-essential businesses encouraging individuals to stay home, and our concerns about protecting the health and well-being of our stockholders and employees, the Board of Directors has determined to convene and conduct the Annual Meeting on April 23, 2020 at 11:00 a.m., Eastern time, in a virtual meeting format at https://web.lumiagm.com/297731529. Stockholders will NOT be able to attend the annual meeting in-person. Regardless of whether you will attend the virtual meeting, please vote your shares. Your vote is important.
THIS NOTICE PROVIDES IMPORTANT INFORMATION ABOUT HOW YOU MAY OBTAIN VIRTUAL ACCESS TO THE ANNUAL MEETING AND VOTE YOUR SHARES
This Notice should be read in conjunction with the Proxy Statement.
Q. How may I participate in the virtual annual meeting?
A. To participate in the virtual annual meeting, go to https://web.lumiagm.com/297731529
If you are a stockholder of record as of March 2, 2020, the record date for the annual meeting, you should click on “I have a login,” enter the control number found on your proxy card you previously received, and enter the password “swm2020” (the password is case sensitive).
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual annual meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Schweitzer-Mauduit International, Inc. common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on April 16, 2020.
Q. If I already submitted a proxy, do I have to vote again?
A. No. If you already submitted a proxy, your vote will be counted and you do not need to submit a new proxy or vote at the virtual annual meeting.

Q. If I have not yet submitted a proxy, may I still do so?
A. Yes. If you have not yet submitted a proxy, you may do so by (a) visiting www.voteproxy.com and following the on screen instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the webpage or (b) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope.
Q. May I revoke a previously submitted proxy or otherwise change my vote at the virtual annual meeting?
A. Yes. You may change or revoke your vote by writing to us, by submitting another properly signed proxy card with a more recent date, or by voting again by using the Internet voting option described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted.
Unless revoked, a proxy will be voted at the virtual meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of the three nominees identified in the Proxy Statement as directors to Class 1, and FOR the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent auditors for the corporation for the year ending December 31, 2020 and FOR the non-binding advisory vote to approve executive compensation.
Q. How do I vote at the virtual annual meeting?
A. If you are a stockholder of record as of March 2, 2020, the record date for the annual meeting, you may vote during the virtual annual meeting by visiting www.voteproxy.com and following the on screen instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the webpage).
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the virtual annual meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC as described above in order for you to participate in the virtual annual meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company.
Whether or not you expect to participate in the virtual annual meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting www.voteproxy.com and following the on screen instructions (have your proxy card or Notice of Internet Availability of Proxy Materials available when you access the webpage) or (b) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.
Q. Who can help answer any other questions I might have?
A. If you have any questions concerning the virtual annual meeting (including accessing the meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Schweitzer-Mauduit International, Inc. common stock, please contact our transfer agent:
American Stock Transfer & Trust Company, LLC

The Notice of Annual Meeting, Annual Report, Proxy Statement and Proxy Card are available at:
ir.swmintl.com/news-releases

BY ORDER OF THE BOARD OF DIRECTORS
John Rogers
Chairman of the Board